PIMCO ETF Trust

Supplement Dated July 26, 2019 to the Actively Managed Exchange-Traded Funds Prospectus

dated October 31, 2018, as supplemented from time to time (the “Prospectus”)

Disclosure Related to the PIMCO Enhanced Low Duration Active Exchange-Traded Fund (the “Fund”)

Effective immediately, the Fund’s portfolio is jointly and primarily managed by David Braun, Jerome Schneider and Sonali Pier. Therefore, effective immediately, the paragraph in the “Investment Adviser/Portfolio Manager” section of the Fund’s Fund Summary in the Prospectus is deleted and replaced with the following:

PIMCO serves as the investment adviser for the Fund. The Fund’s portfolio is jointly and primarily managed by David Braun, Jerome Schneider and Sonali Pier. Messrs. Braun and Schneider are Managing Directors of PIMCO. Ms. Pier is an Executive Vice President of PIMCO. Mr. Schneider has managed the Fund since January 2014. Mr. Braun has managed the Fund since May 2017. Ms. Pier has managed the Fund since July 2019.

In addition, effective immediately, disclosure concerning the portfolio managers of the Fund in the table in the “Management of the Funds—Individual Portfolio Managers” section of the Prospectus is deleted and replaced with the following:

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Active Bond Exchange-Traded Fund PIMCO Enhanced Low Duration Active Exchange-Traded Fund	David Braun	5/17 5/17

Managing Director, PIMCO. Mr. Braun is head of the U.S. financial institutions group portfolio management team and a senior member of the liability driven investment portfolio management team. Prior to joining PIMCO in 2009, he was a derivatives portfolio manager and chief risk officer at Hartford Investment Management Company.

PIMCO Active Bond
Exchange-Traded Fund

PIMCO Enhanced Low
Duration Active
Exchange-Traded Fund

PIMCO Enhanced Short
Maturity Active
Exchange-Traded Fund

PIMCO Government Limited
Maturity Active
Exchange-Traded Fund

PIMCO Prime Limited
Maturity Active
Exchange-Traded Fund

	Jerome Schneider	5/17 1/14 * * *

Managing Director, PIMCO. Mr. Schneider joined PIMCO in 2008 as a portfolio manager and finance specialist. Since 2011, he has served as the head of the short-term and funding desk. Prior to joining PIMCO, he served as Senior Managing Director with Bear Stearns, specializing in credit and mortgage-related funding transactions. Mr. Schneider joined Bear Steams in 1995.

Fund	Portfolio Manager	Since	Recent Professional Experience
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	Sonali Pier	7/19

Executive Vice President, PIMCO. Ms. Pier is a portfolio manager focusing on multisector credit opportunities. Prior to joining PIMCO in 2013, she was a senior credit trader at J.P. Morgan, trading cash, recovery and credit default swaps across various sectors. She has investment experience since 2003 and holds an undergraduate degree in economics from Princeton University.

*	Inception of the Fund

Investors Should Retain This Supplement for Future Reference

ETF_SUPP1_072619

PIMCO ETF Trust

Supplement Dated July 26, 2019 to the Statement of Additional Information

dated October 31, 2018, as supplemented from time to time (the “SAI”)

Disclosure Related to the PIMCO Enhanced Low Duration Active Exchange-Traded Fund (the “Fund”)

Effective immediately, the Fund’s portfolio is jointly and primarily managed by David Braun, Jerome Schneider and Sonali Pier.

Accordingly, effective immediately, corresponding changes are made in the table and accompanying footnotes in the subsection titled “Portfolio Managers—Other Accounts Managed” in the SAI.

In addition, effective immediately, the following sentence is added to the end of the paragraph immediately preceding the above table:

Effective July 26, 2019, the PIMCO Enhanced Low Duration Active Exchange-Traded Fund is jointly and primarily managed by David Braun, Jerome Schneider and Sonali Pier.

In addition, effective immediately, corresponding changes are made in the table in the subsection titled “Portfolio Managers—Securities Ownership” in the SAI.

Investors Should Retain This Supplement for Future Reference

ETF_SUPP2_072619